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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                   FORM 8-K




                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2000

                          FRIEDE GOLDMAN HALTER, INC.
            (Exact name of registrant as specified in its charter)


         MISSISSIPPI                     0-22595                72-1362492
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                         13085 INDUSTRIAL SEAWAY ROAD
                          GULFPORT, MISSISSIPPI 39503
                             (Address of principal
                               executive offices
                                 and zip code)

                                (228) 896-0029
                        (Registrant's telephone number,
                             including area code)


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ITEM 5.   OTHER EVENTS

     On December 1, 2000, the Company issued a press release (the "Press Release") announcing that they have executed a Cooperation Agreement related to the completion and delivery of Ocean Rig's Bingo 9000-1 and Bingo 9000-2 offshore drilling rigs which are currently being outfitted at Friede Goldman Offshore's Pascagoula, Mississippi shipyard. For additional information, reference is made to the Press Release dated December 1, 2000, a copy of which is attached as an exhibit hereto.


Item 7.  Financial Statements and Exhibits

     (c)

     Exhibit 99.1   Press Release of Registrant dated December 1, 2000

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FRIEDE GOLDMAN HALTER, INC.


Date: December 1, 2000

                                                By: /s/ ROBERT L. CHAMPAGNE
                                                   ----------------------------
                                                   Robert L. Champagne
                                                   Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

    Exhibit No.          Description
    -----------          -----------

       *99.1             Press Release of Registrant dated December 1, 2000

___________________
* Filed herewith.

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